UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2021 (February 1, 2021)

TERRA TECH CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2040 Main Street, Suite 225 Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 447-6967

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 1, 2021, Terra Tech Corp. (the “Company”) entered into an Amended and Restated Independent Director Agreement with Nicholas Kovacevich, the Chairman of the Company’s Board of Directors (the “Kovacevich Agreement”). Pursuant to the Kovacevich Agreement, (1) the Company issued to Mr. Kovacevich 500,000 restricted shares of the Company’s common stock (the “Common Stock”), which vest in twelve equal installments on the first day of each month beginning on March 1, 2021 (provided Mr. Kovacevich is a director of the Company on the applicable vesting date) and (2) the Company agreed to pay Mr. Kovacevich cash compensation of $5,000 per month, payable on the first day of each month beginning March 1, 2021 for the term of the Kovacevich Agreement. There is no material relationship between the Company or its affiliates and Mr. Kovacevich, other than in respect of the transactions contemplated by the Kovacevich Agreement.

On February 1, 2021, the Company entered into an Amended and Restated Independent Director Agreement with Ira Ritter, a member of the Company’s Board of Directors (the “Ritter Agreement”). Pursuant to the Ritter Agreement, (1) the Company issued to Mr. Ritter an option to purchase 500,000 shares of Common Stock at the closing price of the Common Stock on the date of the Ritter Agreement, which vest in twelve equal installments on the first day of each month beginning on March 1, 2021 (provided Mr. Ritter is a director of the Company on the applicable vesting date) and (2) the Company agreed to pay Mr. Ritter cash compensation of $5,000 per month, payable on the first day of each month beginning March 1, 2021 for the term of the Ritter Agreement. There is no material relationship between the Company or its affiliates and Mr. Ritter, other than in respect of the transactions contemplated by the Ritter Agreement.

The foregoing descriptions of the Kovacevich Agreement and the Ritter Agreement are qualified in their entirety by reference to the full text of such documents, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K (this “Report”) and which are incorporated by reference herein in their entirety.

Item 3.03 Material Modification to Rights of Security Holders.

On February 3, 2021, the Company filed (1) a Certificate of Withdrawal of Certificate of Designation of the Company’s Series A Preferred Stock with the Secretary of State of the State of Nevada, which withdraws the Certificate of Designation establishing the Company’s Series A Preferred Stock and eliminates the Company’s Series A Preferred Stock from the Company’s Articles of Incorporation (the “Series A Certificate”), and (2) a Certificate of Withdrawal of Certificate of Designation of the Company’s Series B Preferred Stock with the Secretary of State of the State of Nevada, which withdraws the Certificate of Designation establishing the Company’s Series B Preferred Stock and eliminates the Company’s Series B Preferred Stock from the Company’s Articles of Incorporation (the “Series B Certificate”).

The foregoing descriptions of the Series A Certificate and the Series B Certificate are qualified in their entirety by reference to the full text of such documents, copies of which are filed as Exhibits 3.1 and 3.2, respectively, to this Report and which are incorporated by reference herein in their entirety.

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2021, the Board of Directors of the Company appointed Francis Knuettel II, the Company’s Chief Executive Officer and President and a director, as Secretary of the Company, and Jeffrey Batliner, the Company’s Financial Officer, as Treasurer of the Company. In addition, the Board appointed the following directors to the following committees: Audit Committee - Steven J. Ross (Chair), Mr. Kovacevich and Mr. Ritter; Compensation Committee – Mr. Ritter (Chair), Mr. Ross and Mr. Kovacevich; and Nominating Committee - Mr. Kovacevich (Chair), Mr. Ross and Mr. Ritter.

The information set forth under Item 1.01 is hereby incorporated by reference into this Item 5.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 1, 2021 the Board of Directors amended and restated the Company’s Bylaws (the “Amendment”) to amend the following provisions:

(1) the first paragraph of Section 9 of Article I (Quorum of Shareholders) to provide that the holders of 5% or more of the shares of the Company issued and outstanding and entitled to vote at any meeting of the shareholders shall constitute a quorum at such meeting for the transaction of any business. The first paragraph of Section 9 of Article I (Quorum of Shareholders) previously provided that the holders of a majority of the shares of the Company issued and outstanding and entitled to vote at any meeting of the shareholders shall constitute a quorum at such meeting for the transaction of any business;

(2) (a) the first paragraph of Section 5 of Article II (Meetings of the Board) to provide that the Chairman of the Board may call special meetings of the Board, and (b) the third paragraph of Section 5 of Article II (Meetings of the Board) to provide that notice of special meetings of the Board may be given by e-mail, in addition to other methods of delivery. (i) The first paragraph of Section 5 of Article II (Meetings of the Board) previously provided that only the President or any two directors may call special meetings of the Board, and (ii) the third paragraph of Section 5 of Article II (Meetings of the Board) previously provided that notice of special meetings of the Board may be given by telegram, in addition to other methods of delivery;

(3) Section 7 of Article II (Removal of Directors) to provide that, except as otherwise provided by law, any director may be removed only by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote. Section 7 of Article II (Removal of Directors) previously provided that any one or more director could be removed for cause by the Board of Directors, and that any or all of the directors could be removed with or without cause by the shareholders; and

(4) the first paragraph of Section 9 of Article II (Executive and Other Committees of Directors) to eliminate the requirement that an executive committee or other committee of the Board consist of three or more directors. The first paragraph of Section 9 of Article II (Executive and Other Committees of Directors) previously provided that any such committee consist of three or more directors.

The foregoing description of the Amendment is a summary and is qualified in its entirety by reference to the provisions of the Amendment filed as Exhibit 3.3 to this Report, which is incorporated by reference herein.

The information set forth under Item 3.03 is hereby incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Withdrawal of Certificate of Designation of Series A Preferred Stock
3.2	Certificate of Withdrawal of Certificate of Designation of Series B Preferred Stock
3.3	Amended and Restated Bylaws
10.1	Independent Director Agreement between Terra Tech Corp. and Nicholas Kovacevich, dated February 1, 2021
10.2	Independent Director Agreement between Terra Tech Corp. and Ira Ritter, dated February 1, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA TECH CORP.

Dated: February 4, 2021	By:	/s/ Francis Knuettel II
Francis Knuettel II
Chief Executive Officer

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